UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa	Oklahoma	74172-0172
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 22, 2021, The Williams Companies, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2020. A copy of the press release and accompanying financial highlights and operating statistics and reconciliation schedules are furnished herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.

The press release and accompanying financial highlights and operating statistics and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(a)    None

(b)    None

(c)    None

(d)    Exhibits.

Exhibit No.	Description

99.1
Press release of the Company dated February 22, 2021, publicly announcing the Company's financial results, with Non-GAAP Reconciliations, Financial Highlights, and Operating Statistics, for the quarter ended December 31, 2020.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
(Registrant)

Dated:	February 22, 2021	By:	/s/ JOHN D. CHANDLER
John D. Chandler
Senior Vice President and Chief Financial Officer (Principal Financial Officer)